UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    ----------------------------

                           THE NEW IRELAND FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 869-0111
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                    Date of reporting period: APRIL 30, 2007
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                              THE NEW IRELAND FUND
                               [GRAPHIC OMITTED]
                                  CASTLE PHOTO
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2007

                 COVER PHOTOGRAPH -- KYLEMORE ABBEY, CO. GALWAY
                     Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS
Dear Shareholder,

     As may be seen in the Economic Review section below, the Irish Economy remains strong with growth of 5.0% being forecast for the current year and a slightly lower growth rate being forecast for 2008. Although the growth rate of the European economies, as a whole, has shown a welcome increase over the past 12 months, Ireland's economy continues to grow at a faster pace than most of the other countries.

     The strong performance of the Irish market, allied to the weakness of the U.S dollar, has continued to benefit the Fund during the first half of it's fiscal year. This was reflected by the 20% increase in the Fund's Net Asset Value ("NAV") over the period however, this type of return may be difficult to replicate, over the remainder of the year, due to the current level of exchange rates and the possibility of further interest rate increases within the Eurozone.

     Just before the end of the quarter, for personal reasons, Mr. James Walton resigned, as a director of the Fund. We are very sorry to see him leave the Board as he has served the Fund, with distinction both as a director, and as Chairman of the Audit Committee, since the Fund was established in 1990. On behalf of the Board, I would like to thank him, most sincerely, for this commitment. The Board recently appointed Mr. David Dempsey to fill the vacancy resulting from Mr. Walton's resignation.

PERFORMANCE

     In the second fiscal quarter, the Fund's NAV increased by 10.2% to $36.10 compared to the 8.1% rise in the Irish Stock Market ("ISEQ"), in U.S. dollar terms. Excluding Bank of Ireland, in which the fund is precluded from investing, the Irish market was up 9.9%, in dollar terms. For the first half of the fiscal year, the Fund's NAV increased by 20.0% while the ISEQ showed an overall rise of 17.5% over the same period, in dollar terms, or 19.2% excluding Bank of Ireland. In the most recent quarter, while the Irish market generated gains in excess of those achieved by most International markets, its performance was below a number of the European indices.

     The Euro rose by 4.8% and 6.5% against the US dollar over the three and six month periods, respectively, and this factor has also helped the performance of the Fund.

     There were no share repurchases since the beginning of the Fund's fiscal year as the market price was at, or close to, a premium to NAV for most of the period.

ECONOMIC REVIEW

     The Irish economy continues to expand at a strong pace with the Irish Central Bank forecasting Gross Domestic Product ("GDP") growth of 5.0% for 2007, which is lower than the 6.0% growth achieved in 2006. The international backdrop remains largely supportive with accelerating growth in

Europe,  and  Asia,  offsetting  the  moderate  growth  rates  currently   being
experienced in the US.

     Despite the satisfactory growth being forecast for the Irish economy for 2007, and the expectation that unemployment will remain at historically low levels, there are some economic risks. Inflationary pressures are evident resulting from the continued strong growth of the economy, particularly relating to domestic demand and this, coupled with lower productivity growth has, to some degree, eroded export competitiveness in recent years.

     The construction sector is also seeing signs of a slow down with residential completions forecast at a more sustainable level for 2007, as compared to 2006. However planned increases in infrastructure and strong non-residential spending should continue to ensure that overall construction output remains at a high level.

     In April, The Consumer Sentiment Index improved to 83.0 as compared to 78.5 in March 2007. The corresponding figure for April 2006 was 98.8.

     Retail sales pulled back 2.2% in February after the January increase of 3.9%. The annual change was a very healthy increase of 6.8% driven by new car sales and strong spending on clothing, footwear, furniture and electrical goods. Forecasts for the whole of 2007 are for 7% growth in consumer spending.

     The economy remains close to full employment with the official unemployment rate being 4.3% in April 2007. Other statistics confirm strength in the labor market, which is very satisfactory given the continuing flow of new workers into the country.

     The Harmonized Index of Consumer Prices ("HCIP"), for Ireland, fell marginally in April to 2.5%, from 2.6%. This compares to the core Euro-zone rate of 1.8% in April. The forecast for average HCIP inflation, for Ireland, is 2.5% through 2007, as compared to 2.7% in 2006.

     In March 2007, Annual Private Sector Credit Growth was its lowest for 3 years at 23.2%, down from the 24.8% achieved in February. Annual growth in non-mortgage credit (+30.7%) remained strong throughout the year to March, driven by lending to the real estate and construction sectors. As expected, growth in residential mortgage lending eased in the early part of the year with growth moderating to an annual rate of 22% in March 2007.

EQUITY MARKET REVIEW

                            QUARTER ENDED               HALF YEAR ENDED
                           APRIL 30TH, 2007            APRIL 30TH, 2007
                          ------------------          ------------------

                           LOCAL                        LOCAL
                          CURRENCY    U.S. $           CURRENCY     U.S. $
Irish Equities (ISEQ)      2.88%     8.09%               9.85%      17.57%

S&P 500                    3.07%     3.07%               7.58%       7.58%
NASDAQ                     2.48%     2.48%               6.69%       6.69%
UK Equities (FTSE 100)     3.97%     6.03%               5.22%      10.35%
Japanese Equities         -1.22%    -0.26%               5.17%       2.50%

Dow Jones Eurostoxx 50     5.59%    10.94%               5.15%      12.55%
German Equities (DAX)      9.13%    14.65%              18.18%      26.49%
French Equities (CAC 40)   6.27%    11.65%              11.43%      19.26%
Dutch Equities (AEX)       6.20%    11.58%               9.09%      16.76%

MAJOR MOVES OVER THE QUARTER (IN EURO TERMS)

POSITIVE                                     NEGATIVE
Smurfit Kappa Group          +21.8%          Blackrock  Intl.  Land    -17.5%
Icon PLC                     +19.8%          Fyffes PLC                 -8.2%
CPL Resources PLC            +13.8%          Grafton Group  PLC         -7.9%
Independent  News & Media    +13.2%          McInerney Holdings PLC     -7.1%
Ryanair Holdings PLC         +11.7%          Irish Life Permanent PLC   -5.3%

     A number of the Fund's holdings released results or trading statements during the period with highlights as follows:

     CRH PLC reported an excellent set of 2006 numbers with operating profits 27% ahead at A1.77 billion and EPS up 20%. The Company also increased its full year dividend by 33% to 52 cent per share. Performance across the Group's European operations was very strong with all three divisions recording organic EBIT growth in excess of 10%. The North American Materials and Products operations also continued to benefit from the increases in infrastructural and non-residential spend. The 2007 outlook remains largely positive with continued strength in Europe expected to more than compensate for a weaker performance in the group's U.S. business exposed to the residential sector.

     KINGSPAN GROUP PLC released a buoyant set of 2006 results driven by continued strong organic growth in Insulation Boards and Panels and extensive margin improvement (+1.6% year-on-year). The Group enjoyed 50% sales growth in Eastern Europe while it also expanded its geographical footprint in North America through an acquisition in Canada. 2007 is expected to be another year of positive progress with continued growth in the UK, and Eastern Europe, offsetting some slow down in the Irish market.

     RYANAIR HOLDINGS PLC issued strong Q3 results with yields ahead by over 7% and, even though there was an increase in the Airline's overall seat capacity of 21%, this led to significant earnings upgrades in the quarter. The group has also indicated that, due to its increasing cash balances, a special dividend of up to A400 million may be paid to shareholders in the coming 12 months.

     INDEPENDENT NEWS & MEDIA PLC was a strong performer in the quarter, driven by excellent 2006 results with 8% EBIT growth to A329.5 million and record operating margins of 20.1%. Good operational performances in Australasia and South Africa helped drive the results. The shares also benefited from continued stake building by Irish entrepreneur, Denis O'Brien, who recently raised his holding in the Company to 7.3%.

     ICON PLC reported Q1 results ahead of analyst consensus with revenues and EBIT ahead 38% and 46% respectively. The group enjoyed net new business wins of $223 million equating to a book-to-bill ratio of 1.6x - this was also ahead of expectations and bodes well for the full year outturn.

CURRENT OUTLOOK

     Ireland's economic environment continues to remain broadly favorable and the forecast for GDP growth of 5.0% in 2007 should provide a strong backdrop for Irish corporates in the coming months. Global economic conditions should also remain largely supportive of equity markets in the year ahead and provide support to the international operations of many Irish companies. Irish Stock Market valuations remain undemanding with the benchmark index trading at 14.0x 2007 earnings, and yielding 2.1%, resulting in forecast EPS growth of over 16%. This compares favourably with other European markets where consensus forecasts are for EPS growth of 10-11%.

Sincerely,

/S/PETER HOOPER
Peter Hooper
Chairman
June 22, 2007

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                             MARKET VALUE           NET ASSET VALUE (A)
                                      AVERAGE                     AVERAGE
                     CUMULATIVE     ANNUAL (B)      CUMULATIVE   ANNUAL (B)
Six Months              26.90         26.90           19.97        19.97
One Year                47.65         47.65           36.44        36.44
Three Year             183.72         41.57          140.56        33.99
Five Year              296.42         31.71          229.67        26.95
Ten Year               346.67         16.14          297.17        14.79

                       PER SHARE INFORMATION AND RETURNS

                                                                                                                    SIX
                                                                                                                   MONTHS
                                                                                                                    ENDED
                                                                                                                  APRIL 30,
                            1997     1998     1999     2000    2001     2002     2003     2004     2005    2006     2007
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value ($)        19.99    21.36    19.75    20.06   13.28    11.04    16.29    20.74    24.36   32.55    36.10
Income Dividends ($)       (0.22)   (0.07)      --    (0.13)  (0.01)   (0.03)      --    (0.09)   (0.03)  (0.16)   (0.24)
Capital Gains
Other Distributions ($)    (0.36)   (0.70)   (1.14)   (1.60)  (2.65)   (0.69)      --       --       --   (1.77)   (2.40)
Restated Total
  Return (%) (a) (c)       23.04    11.68    (2.37)   12.86  (20.99)  (11.44)   47.55    28.14    17.51   45.97    19.97

NOTES

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Periods less than one year are not annualized.
(c) The Net Asset Value total return information set forth in the "Per Share Information and Returns" table for 2002 and prior years, that appeared in the Annual Report for 2003 and the Semi-Annual Report and the Annual Report for each of 2004, 2005 and 2006 was calculated using the NAV reinvestment prices rather than the market reinvestment prices. In order to be consistent all historic returns should have been calculated using market reinvestment prices. The information that appeared was 2002 - (12.07)%; 2001 - (23.76)%; 2000 - 13.27%; 1999 - (2.79)%; 1998 - 11.68%; and 1997 -
    22.46%. The years of 2002 to 1997 have been restated to be consistent with the methodology used beginning in 2003 to calculate the total returns.
    The Net Asset Value total return information that appears in the table was calculated using market reinvestment prices.



PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2007
                           (PERCENTAGE OF NET ASSETS)


                                [GRAPHIC OMITTED]
         EDGAR REPRSENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:

Construction and Building Materials     30.17%
Financial                               18.59%
Food and Beverages                      11.46%
Other Assets                            10.01%
Transportation                           6.77%
Business Services                        5.78%
Health Care Services                     4.74%
Diversified Financial Services           4.72%
Food and Agriculture                     3.95%
Publishing and News                      3.81%


                 TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2007

HOLDING                             SECTOR                                      % OF NET ASSETS
-------                             ------                                      ---------------
CRH PLC                             Construction and Building Materials                 16.51%
Allied Irish Banks PLC              Financial                                           14.92%
Kerry Group PLC, Series A           Food and Beverages                                   6.24%
Ryanair Holdings PLC                Transportation                                       6.17%
Kingspan Group PLC                  Construction and Building Materials                  6.15%
Grafton Group PLC-UTS               Construction and Building Materials                  5.37%
C&C Group PLC                       Food and Beverages                                   4.45%
IAWS Group PLC                      Food and Agriculture                                 3.95%
DCC PLC                             Business Services                                    3.90%
Independent News & Media PLC        Publishing and News                                  3.81%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    Value (U.S.)
April 30, 2007                                      Shares            (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (98.49%)
COMMON STOCKS OF IRISH COMPANIES (97.32%)

BUSINESS SERVICES (5.78%)
         CPL Resources PLC                         307,297       $   3,292,183
         DCC PLC                                   202,501           6,798,580
                                                                 -------------
                                                                    10,090,763
                                                                 -------------
BUSINESS SUPPORT SERVICES (1.61%)
         Veris PLC*                                500,000           2,804,580
                                                                 -------------
COMPUTER SOFTWARE AND SERVICES (0.52%)
         IONA Technologies PLC-ADR*                169,300             909,141
                                                                 -------------
CONSTRUCTION AND BUILDING MATERIALS (30.17%)
         CRH PLC                                   654,474          28,805,677
         Grafton Group PLC-UTS                     630,458           9,378,613
         Kingspan Group PLC                        381,462          10,724,436
         McInerney Holdings PLC                    197,012           3,737,347
                                                                 -------------
                                                                    52,646,073
                                                                 -------------
DIVERSIFIED FINANCIAL SERVICES (4.72%)
         IFG Group PLC                             556,276           1,632,243
         Irish Life & Permanent PLC                248,182           6,604,818
                                                                 -------------
                                                                     8,237,061
                                                                 -------------
FINANCIAL (18.59%)
         Allied Irish Banks PLC                    855,747          26,032,233
         FBD Holdings PLC                          117,402           6,420,233
                                                                 -------------
                                                                    32,452,466
                                                                 -------------
FOOD AND AGRICULTURE (3.95%)
         IAWS Group PLC                            277,427           6,890,902
                                                                 -------------
FOOD AND BEVERAGES (11.46%)
         C&C Group PLC                             460,018           7,766,056
         Fyffes PLC                                552,258             761,236
         Kerry Group PLC, Series A                 363,898          10,895,633
         Total Produce PLC*                        552,258             580,348
                                                                 -------------
                                                                    20,003,273
                                                                 -------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                    Value (U.S.)
April 30, 2007                                      Shares            (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

FOREST PRODUCTS & PAPER (2.38%)
         Smurfit Kappa Group PLC (a)*              151,515       $   4,156,307
                                                                 -------------
HEALTH CARE SERVICES (4.74%)
         ICON PLC-Sponsored ADR*                    73,087           3,429,973
         United Drug PLC                           880,687           4,843,760
                                                                 -------------
                                                                     8,273,733
                                                                 -------------
PUBLISHING AND NEWS (3.81%)
         Independent News & Media PLC            1,419,240           6,643,638
                                                                 -------------
REAL ESTATE DEVELOPMENT (0.08%)
         Blackrock International Land PLC*         218,009             139,839
                                                                 -------------
TECHNOLOGY (2.38%)
         Horizon Technology Group PLC*           1,321,900           1,912,319
         Norkom Group PLC*                         818,699           2,234,654
                                                                 -------------
                                                                     4,146,973
                                                                 -------------
TELECOMMUNICATIONS (0.36%)
         Zamano PLC*                             1,100,000             630,519
                                                                 -------------
TRANSPORTATION (6.77%)
         Aer Lingus Group PLC (a)*                 249,183           1,054,232
         Ryanair Holdings PLC*                   1,300,000          10,769,313
                                                                 -------------
                                                                    11,823,545
                                                                 -------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $62,710,240)                                               169,848,813
                                                                 -------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.17%)
  (Cost U.S. $1,136,973)

CONSULTING SERVICES (1.17%)
         RPS Group PLC                             317,549           2,038,501
                                                                 -------------
TOTAL COMMON STOCKS BEFORE
  FOREIGN CURRENCY ON DEPOSIT
  (Cost $63,847,213)                                             $ 171,887,314
                                                                 -------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                     Face           Value (U.S.)
April 30, 2007                                      Value            (Note A)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.00%)
         British Pounds Sterling               (pound) 132       $         264
         Euro                                   (euro) 873               1,192
                                                                 -------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost $1,447)**                                                        1,456
                                                                 -------------

TOTAL INVESTMENTS (98.49%)
  (Cost $63,848,660)                                               171,888,770
OTHER ASSETS AND LIABILITIES (1.51%)                                 2,626,525
                                                                 -------------
NET ASSETS (100.00%)                                             $ 174,515,295
                                                                 =============
--------------------------------------------------------------------------------
         (a) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2007, these securities amounted to $5,210,539 or 2.99% of net assets.
         *   Non-income producing security.
         **  Foreign currency held on deposit at JPMorgan Chase & Co.
         ADR -American Depositary Receipt traded in U.S. dollars.
         UTS -Units

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

April 30, 2007
--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $63,847,213)
     See accompanying schedule                               U.S.$ 171,887,314
  Cash                                                                 934,954
  Foreign currency (Cost $1,447)                                         1,456
  Receivable for investment securities sold                          1,053,494
  Dividends receivable                                               1,472,831
  Prepaid expenses                                                      31,291
  Other assets                                                          18,070
                                                                 -------------
     Total Assets                                                  175,399,410
                                                                 -------------
LIABILITIES:
  Payable for investments purchased                                    683,326
  Investment advisory fee payable (Note B)                              91,588
  Printing fees payable                                                 39,533
  Accrued audit fees payable                                            17,172
  Administration fee payable (Note B)                                   25,421
  Directors' fees and expenses (Note C)                                 10,574
  Accrued legal fees payable                                            16,239
  Transfer Agent                                                           262
                                                                 -------------
     Total Liabilities                                                 884,115
                                                                 -------------
NET ASSETS                                                   U.S.$ 174,515,295
                                                                 =============

AT APRIL 30, 2007 NET ASSETS CONSISTED OF:
  Common Stock, U.S. $.01 Par Value -
     Authorized 20,000,000 Shares
     Issued and Outstanding 4,834,813 Shares                 U.S.$      48,348
  Additional Paid-in Capital                                        55,297,186
  Undistributed Net Investment Income                                  716,013
  Accumulated Net Realized Gain                                     10,379,666
  Net Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                         108,074,082
                                                                 -------------
TOTAL NET ASSETS                                             U.S.$ 174,515,295
                                                                 =============

NET ASSET VALUE PER SHARE
  (Applicable to 4,834,813 outstanding shares)
  (authorized 20,000,000 shares)
(U.S. $174,515,295 / 4,834,813)                              U.S.$       36.10
                                                                 =============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                        For the Six Months Ended
                                                             April 30, 2007
                                                               (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                  U.S.$   1,712,043
  Interest                                                              17,231
                                                                 -------------
TOTAL INVESTMENT INCOME                                              1,729,274
                                                                 -------------
EXPENSES
  Investment advisory fee (Note B)            $    522,707
  Administration fee (Note B)                      144,415
  Directors' fees and expenses (Note C)            105,902
  Legal fees                                        50,056
  Compliance fees                                   30,793
  Audit fees                                        19,976
  Printing fees                                     31,745
  Custodian fees (Note B)                           27,070
  Other                                             93,658
                                              ------------
TOTAL EXPENSES                                                       1,026,322
                                                                 -------------
NET INVESTMENT INCOME                                        U.S.$     702,952
                                                                 -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE D)
  Realized gain on:
     Securities transactions                    10,385,210
     Foreign currency transactions                  24,179
                                              ------------
  Net realized gain on investments during the period                10,409,389
                                                                 -------------
  Net change in unrealized appreciation of:
     Securities                                 18,310,217
     Foreign currency and net other assets          25,268
                                              ------------
  Net unrealized appreciation of investments during the period      18,335,485
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                     28,744,874
                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         U.S.$  29,447,826
                                                                 =============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Six Months Ended
                                                     April 30, 2007             Year Ended
                                                       (unaudited)           October 31, 2006
----------------------------------------------------------------------------------------------
Net investment income                              U.S.$    702,952      U.S.$    1,076,882
Net realized gain on investments                         10,409,389              11,161,156
Net unrealized appreciation of investments,
  foreign currency holdings and net other assets         18,335,485              35,088,838
                                                       ------------          --------------
Net increase in net assets resulting from
  operations                                             29,447,826              47,326,876

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (1,113,999)               (722,941)
  Net realized gains                                    (11,139,986)             (7,997,529)
                                                       ------------          --------------
Net increase in net assets                               17,193,841              38,606,406
                                                       ------------          --------------

CAPITAL SHARE TRANSACTIONS:
     Value of 0 and 60,950 shares
     repurchased, respectively (Note F)                          --              (1,460,049)
     Value of shares issued to shareholders in
     connection with a stock distribution (Note E)
                                                          6,219,513               3,766,311
                                                       ------------          --------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS                                            6,219,513               2,306,262
                                                       ------------          --------------
NET ASSETS
  Beginning of period                                   151,101,941             110,189,273
                                                       ------------          --------------
  End of period (Including undistributed
   net investment income of $716,013
   and $1,127,060, respectively)                   U.S.$174,515,295      U.S.$  151,101,941
                                                       ============          ==============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                    Six Months Ended                            Year Ended October 31,
                                     April 30, 2007       --------------------------------------------------------------------------
                                       (unaudited)        2006           2005            2004             2003          2002
------------------------------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Year                 U.S.$32.55          $24.36         $20.74          $16.29           $11.04        $13.28
                                        ------          ------         ------          ------           ------        ------
Net Investment Income/(Loss)              0.15            0.23           0.16           (0.00)#           0.07         (0.08)
Net Realized and Unrealized
  Gain/(Loss) on Investments              6.10            9.98           3.38            4.49             5.08         (1.50)
                                        ------          ------         ------          ------           ------        ------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                   6.25           10.21           3.54            4.49             5.15         (1.58)
                                        ------          ------         ------          ------           ------        ------
Distributions to Shareholders from:
  Net Investment Income                  (0.24)          (0.16)         (0.03)          (0.09)              --         (0.03)
  Net Realized Gains                     (2.40)          (1.77)            --              --               --         (0.69)
                                        ------          ------         ------          ------           ------        ------
Total from Distributions                 (2.64)          (1.93)         (0.03)          (0.09)              --         (0.72)
                                        ------          ------         ------          ------           ------        ------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share Transactions          (0.06)          (0.09)++        0.11            0.05             0.10          0.06+
                                        ------          ------         ------          ------           ------        ------
Net Asset Value,
  End of Period                     U.S.$36.10          $32.55         $24.36          $20.74           $16.29        $11.04
                                        ======          ======         ======          ======           ======        ======
Share Price, End of Period          U.S.$35.97          $30.67         $21.95          $18.46           $13.81        $ 8.67
                                        ======          ======         ======          ======           ======        ======
Total NAV Investment Return (a)         19.97%(c)       45.97%         17.51%          28.14%           47.55%      (11.44)%
                                        ======          ======         ======          ======           ======       =======
Total Market Investment
  Return (b)                            26.90%(c)       52.57%         19.07%          34.47%           59.28%      (16.19)%
                                        ======          ======         ======          ======          =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)             U.S.$174,515        $151,102       $110,189         $97,253          $77,790       $54,856
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                             0.88%+++        0.86%          0.66%         (0.00)%++          0.54%       (0.64)%
Ratio of Operating Expenses
  to Average Net Assets                  1.29%+++        1.40%          1.34%           1.80%            1.78%         2.10%
Portfolio Turnover Rate                     5%             11%            13%              5%              10%           13%

         (a) The  Total  NAV  Investment  Return  for 2002 as set forth in prior financial  highlights  (of 12.07%),  was calculated  using the NAV reinvestment prices  rather than the market  reinvestment  prices.
             In order to be consistent with the methodology used since 2003, the return for 2002 has been restated.
         (b) Based on share market price and  reinvestment of  distributions  at the price obtained under the Dividend Reinvestment and Cash
             Purchase Plan.
         (c) Return is based on the six months  ended  April 30,  2007.  Periods less than one year are not annualized.
         +   Amount  represents  $0.16 per share impact for shares  repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock
             Distribution.
         ++  Amount  represents $0.03 per share impact for shares repurchased by the Fund under the Share  Repurchase  Program and $0.12 per share impact for the new shares issued as Capital Gain Stock
             Distribution.
         +++ Annualized
         #   Amount represents less than $0.01 per share.
         ++  Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.
     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.
A. SIGNIFICANT ACCOUNTING POLICIES:
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.
     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.
     In 2004, the Fund submitted an application to the Securities and Exchange Commission seeking exemptive relief for the implementation of a managed distribution program. At the meeting of the Board of Directors held on December 5, 2006, the Directors decided to withdraw this application because they felt that, at the present time, this was in the best interests of shareholders due to the reduced level of discount and the strong performance of the Fund.
     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.
     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.
     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2007.
     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.
     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Accrual results could differ from those estimates.
     NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.
     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

B. MANAGEMENT SERVICES:
     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.
     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the six months ended April 30, 2007, the Fund incurred expenses of U.S $144,415 in administration fees to PFPC Inc.
     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the six months ended April 30, 2007 the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $27,070.
C. DIRECTOR'S FEES:
     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $16,000, plus U.S. $2,000 for each meeting of the Board of Directors attended in person or via telephone and any shareholder meeting attended in person not held on the same day as a meeting of the Board. A fee of U.S. $1,500 is paid for each meeting of a Committee of the Board attended in person or via telephone. The Fund pays the Chairman of the Board of Directors of the Fund an additional fee of U.S. $35,000 annually. Also, the Fund pays the Chairperson of the Audit Committee an additional U.S. $3,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.
D. PURCHASES AND SALES OF SECURITIES:
     The cost of purchases and proceeds from sales of securities for the period ended April 30, 2007 excluding U.S. government and short-term investments, aggregated U.S. $8,399,134 and U.S. $14,061,053, respectively.
     At April 30, 2007, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $110,088,923 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,048,822. Also, on this date, the tax cost of securities for Federal Income Tax purposes is $63,847,213.
     At April 30, 2007, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.
E. COMMON STOCK:
     For the six months ended April 30, 2007, the Fund issued 193,152 shares in connection with stock distribution in the amount of $6,219,513.
     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2007, Bank of Ireland Asset Management held 13,642 shares representing 0.28% of the Fund's total issued shares.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

F. SHARE REPURCHASE PROGRAM:
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.
     For the six months ended April 30, 2007, the Fund did not repurchase shares.
     For the year ended October 31, 2006, the Fund repurchased 60,950 (1.31% of the shares outstanding at October 31, 2005 year end) of its shares for a total cost of $1,460,049, at an average discount of 9.85% of net asset value.
G. MARKET CONCENTRATION:
     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.
     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.
     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.
     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.
     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                             PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION
--------------------------------------------------------------------------------
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.

                               ADVISORY AGREEMENT
--------------------------------------------------------------------------------
     (In this disclosure, the term "Fund" refers to The New Ireland Fund, Inc., the term "Adviser" refers to Bank of Ireland Asset Management (U.S.) Limited and the term "Administrator" refers to PFPC).
     The Directors unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Adviser in respect of the Fund at a meeting held on March 6, 2007.
     In preparation for the meeting, the Directors had requested and evaluated various materials from the Adviser and the Administrator, including performance and expense information for other investment companies with analogous objectives (i.e., single country closed-end funds) derived from data compiled by an independent third party provider ("15c Provider"). Prior to voting, the Directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The Directors who were not "interested persons" of the Fund or the Adviser also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:
        1. information comparing the performance of the Fund to other investment companies with analogous investment objectives and to the Irish Stock Exchange index;
        2. the nature, extent and quality of investment and other services rendered by the Adviser;
        3. payments received by the Adviser from all sources in respect of the Fund;
        4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;
        5. comparative fee and expense data for the Fund and other investment companies with analogous investment objectives;

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

        6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;
        7. fall-out benefits which the Adviser and its affiliates receive from their relationships to the Fund;
        8. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and
        9.  the terms of the Advisory Agreement.
     The Directors also considered the nature and quality of the services provided by the Adviser to the Fund, based on their experience as directors of the Fund, their confidence in the Adviser's integrity and competence gained from that experience and the Adviser's responsiveness to concerns raised by them in the past and to personnel changes in the Adviser's portfolio managers.
     The Directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, the expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
     The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Although the Fund retains a separate third party administrator, the Adviser also provides the Fund with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and with certain executive personnel necessary for its operations. The Adviser pays all of the compensation of the Director and the officers of the Fund who are employees of the Adviser.
     The Directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund's Chief Compliance Officer, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Directors considered the quality of the investment research capabilities of the Adviser and the other resources they have dedicated to performing services for the Fund. The quality of other services, including the Adviser's assistance in the coordination of the activities of some of the Fund's other service providers, also were considered. The Directors also considered the Adviser's response to recent regulatory compliance issues affecting it and the Fund. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.
COSTS OF SERVICES  PROVIDED AND  PROFITABILITY  TO THE ADVISER
     At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Adviser stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.
     The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser's expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser's level of profitability, from its relationship with the Fund, was not excessive.
FALL-OUT BENEFITS
     The Adviser advised the Directors that no portfolio transactions were allocated pursuant to arrangements whereby the Adviser receives brokerage and research services from brokers that execute the Fund's purchases and sales of securities. As a result, none of the Adviser's research or other expenses were offset by the use of the Fund's commissions.
     The Directors also considered that a broker-dealer affiliate of the Adviser received brokerage commissions from the Fund for execution services only up until November 1, 2006, when it was sold.
     The Directors also noted that the Adviser derives reputational and other benefits from its association with the Fund.
INVESTMENT  RESULTS
     The Directors considered the investment results of the Fund as compared to investment companies with analogous investment objectives. This was determined based on the information provided by the 15c Provider and by reviewing the Irish Stock Exchange index ("ISEQ"). The ISEQ was reviewed, both including and excluding the common shares, of the Adviser's parent company, which represents approximately 14% of the capitalization weighted ISEQ index, and which the Fund is not permitted to purchase. In addition to the information received by the Directors for the meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.
     At the meeting, the Directors also reviewed information, showing the performance of the Fund. This compared the Fund to certain funds in its 15c Provider category (i.e., Western European single-country closed-end funds) over annualized rolling one-, three-, five- and ten-year periods ended at January 31, 2007. They also compared the Fund to a securities index over one-year and annualized rolling three-year periods, and for the most recent interim period. The comparative information showed that the performance of the Fund compared favorably to such funds and was at or above that of the securities index. The Directors also noted that the Fund's diversification criteria limited its investment flexibility compared to many advisory accounts advised by the Adviser. Based upon their review, the Directors concluded that the Fund's relative investment performance over time had been satisfactory.
EXPENSE RATIO
     The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the relevant 15c Provider category (referred to

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

herein as the Fund's "peer group") and viewed such comparison to be favorable to the Fund.
ADVISORY FEE
     The Directors were advised that the Fund is the Adviser's only U.S. client, managed exclusively, in Irish equity securities and subject to its diversification restraints and inability to purchase the common shares of the Adviser's parent company. Other institutional accounts, which included Irish equities, generally had much broader mandates with fee structures differing substantially from the Fund and, recognizing its current level of assets, such institutional fees appeared somewhat but not significantly lower.
     The Adviser reviewed with the Directors the major differences in the scope of services, it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, employees who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.
     The Fund's peer group consisted of 33 portfolios in the relevant 15c Provider category. The information showed that the Fund's effective advisory fee rate of .65% (based on net assets at January 31, 2007) was well within the range of advisory fees paid by the portfolios in the group, and was below the average and the median for the group.
     The Directors recognized the limitations on the usefulness of these comparisons, given the nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services etc. being provided by the Adviser to its other clients.
     The Directors noted that the Adviser's fee has a substantial decrement (from .75% to .50% of average net assets) at a relatively low level of total net assets ($100 million), in comparison to others in the Fund's peer group.
     The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund, as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund's shares exceeds the net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.
     After considering the information, the Directors concluded that they believed that the Fund's advisory fee was reasonable, with the breakpoint set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest, in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.
     In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly. Although for investment advisers (such as the Adviser), who are not also administrators of closed-end funds, this may be true to a lesser extent than for more full-service fund managers. However, the Directors noted

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

that institutional client accounts are more portable than registered investment companies that require Board and stockholder approval, prior to changing investment advisers.

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS
         Peter J. Hooper    -        CHAIRMAN OF THE BOARD
         Brendan Donohoe    -        PRESIDENT AND DIRECTOR
         David Dempsey      -        DIRECTOR
         Margaret Duffy     -        DIRECTOR
         Denis P. Kelleher  -        DIRECTOR
         George G. Moore    -        DIRECTOR
         Lelia Long         -        TREASURER
         Colleen Cummings   -        ASSISTANT TREASURER
         Vincenzo Scarduzio -        SECRETARY
         Salvatore Faia     -        CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER
                Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                 ADMINISTRATOR
                                   PFPC Inc.
                              4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIAN
                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                          SHAREHOLDER SERVICING AGENT
                    American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                 INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                             Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                 c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                          Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-AN 04/07

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

-----------------------------------------------------------------------------------------------------------------------
                                                                                          (D) MAXIMUM NUMBER (OR
                                  (B) AVERAGE     (C)  TOTAL NUMBER OF SHARES          APPROXIMATE DOLLAR VALUE) OF
              (A) TOTAL NUMBER  PRICE PAID PER    (OR UNITS) PURCHASED AS PART     SHARES (OR UNITS) THAT MAY YET BE
                 OF SHARES OR     SHARE (OR        OF PUBLICLY ANNOUNCED PLANS        PURCHASED UNDER THE PLANS OR
  PERIOD       UNITS) PURCHASED     UNIT)                 OR PROGRAMS                          PROGRAMS
-----------------------------------------------------------------------------------------------------------------------
November 1, 2006    0                  0                0                             464,166
to November 30,
2006

-----------------------------------------------------------------------------------------------------------------------
December 1, 2006    0                  0                0                             464,166
to December 31,
2006

-----------------------------------------------------------------------------------------------------------------------
January 1, 2007     0                  0                0                             464,166
to January 31,
2007

-----------------------------------------------------------------------------------------------------------------------
February 1, 2007    0                  0                0                             464,166
to February 28,
2007

-----------------------------------------------------------------------------------------------------------------------
March 1, 2007 to    0                  0                0                             464,166
March 31, 2007

-----------------------------------------------------------------------------------------------------------------------
April 1, 2007 to    0                  0                0                             464,166
April 30, 2007

-----------------------------------------------------------------------------------------------------------------------
Total               0                  0                0                             464,166

-----------------------------------------------------------------------------------------------------------------------

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced. FEBRUARY 2000
b. The dollar amount (or share or unit amount) approved. 10% OF THE SHARES OUTSTANDING AT THE PREVIOUS FISCAL YEAR END
c. The expiration  date (if any) of each plan or program.  NONE
d. Each plan or program that has expired during the period covered by the table. NONE
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant  to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JUNE 21, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ BRENDAN DONOHOE
                         -------------------------------------------------------
                           Brendan Donohoe, President
                           (principal executive officer)

Date              JUNE 21, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date              JUNE 25, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.